UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2009

NEXAIRA WIRELESS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153868
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8
(Address of principal executive offices and Zip Code)

(604) 682-5629
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective October 28, 2009, we entered into a share purchase agreement with our former president and director, Slawek Kajko, whereby we agreed to sell all of the shares that we own in our wholly-owned subsidiary, Westside Publishing Ltd., to Mr. Kajko in consideration for Mr. Kajko agreeing to return the 40,800,000 shares of common stock held by him to the treasury of our company, for the sole purpose of our company retiring the shares.

Effective October 28, 2009, we entered into a return to treasury agreement with Edward Dere, whereby Mr. Dere agreed to return 20,000,000 restricted common shares to the treasury of our company for cancellation effective October 30, 2009.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Effective October 5, 2009, we granted options to directors, officers and employees of our company to purchase an aggregate of 8,400,000 shares of our common stock at an exercise price of $0.15 per share, exercisable until July 17, 2013. We issued these stock options to four (4) persons that are not U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to twenty-five (25) U.S. residents relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

On October 9, 2009, we granted warrants to Novatel Wireless, Inc. to purchase 1,312,500 shares of common stock of our company at an exercise price of $0.20 per share, exercisable until September 30, 2011.

On October 30, 2009, the 60,800,000 shares referenced in the disclosure under Item 1.01 were returned to treasury and cancelled.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Subsequent to our current report on Form 8-K filed on October 2, 2009, we have determined to treat the acquisition of NexAira Inc. as a reverse acquisition and, as a result, there will be a deemed year end change. As the acquisition occurred subsequent to our fiscal year ended August 31, 2009, we will file our Form 10-K for that fiscal year as planned. Our next filing will be for NexAira’s year ended October 31, 2009 and subsequent filings will be based on an October 31 fiscal year end.

Item 9.01 Financial Statements and Exhibits.

10.1	Share Purchase Agreement dated October 28, 2009 with Slawek Kajko

10.2	Return to Treasury Agreement dated October 28, 2009 with Edward Dere

10.3	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	/s/ Mark Sampson
Name:	Mark Sampson
Title:	President, Chief Executive Officer and Director
Dated:	November 6, 2009